WATERSIDE CAPITAL CORPORATION

2010 Annual Report

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS 2010 ANNUAL REPORT:

I am writing to provide an update on Waterside Capital Corporation’s financial performance, current status. As most of you should be aware from our numerous press releases, this past year we were not successful in meeting the Small Business Administration (SBA) requirements to continue as an operating Small Business Investment Company which included curing the Capital Impairment Percentage default by a new capital raise.

As a result, the SBA accelerated our debentures totaling $16.1 million and demanded payment in full on April 6, 2010. Waterside Capital was not able to pay the debentures in full.

As a result, the SBA reviewed our investment portfolio and management plan to determine if it was in their best interest to seek a receivership and have a third party liquidate the assets or to enter into an agreement with Waterside Capital to wind the fund down in a more orderly fashion under a Settlement Agreement between the SBA and Waterside Capital.

As of the mailing of this 2010 Annual Report the SBA and Waterside Capital have entered into a Settlement Agreement.

The Settlement Agreement contains many financial and performance measurement conditions and the failure to meet any of these conditions could result in a default under the Agreement. If a default occurred, the SBA would be in a position to take over the assets pledged as collateral under the Agreement without having to file a receivership action. If a receivership course of action was taken by the SBA in lieu of a Settlement, history confirms that the SBA prevails (an SBIC can not reorganize under the bankruptcy code) so the end results are the same, the SBA as the only lender has control of the assets. However, under the Settlement Agreement, Waterside Capital management will manage the wind down process under the SBA’s operating and asset guidance and we think that provides for a higher probability of paying off the SBA with value left for the shareholders.

The Agreement also controls management and operating expenses of Waterside Capital including compensation. The staff currently consists of me and our CFO Julie Stroh. We will also be closing the office and working from home to reduce overhead cost.

Management and the Board of Directors believe that if the liquidation plan as presented to the SBA is executed, that there will be a return to the shareholders after full repayment of the SBA and expenses. However, there is no guarantee that the plan can be executed as set forth and that the financial performance of the investment portfolio companies will follow the plan.

Please know that we have looked at every known alternative over the past several years to raise the additional capital needed to stabilize Waterside Capital, however we were unable to make the pieces fit in the required time frame. Feel free to contact me with your thoughts and ideas. On behalf of our directors and management, we thank you for your continued support.

Sincerely,

Franklin “Lin” P. Earley

President and CEO

3092 Brickhouse Ct. • Virginia Beach, Virginia 23452

(757) 626-1111 • (757) 626-0114 Fax

OTC Symbol WSCC

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FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	2006	2007	2008	2009	2010
Summary of Earnings Information:
Operating Income:
Dividends	$662,779	$407,250	$998,869	$1,092,449	$701,784
Interest on debt securities and loans	1,334,834	1,243,934	707,336	545,628	604,306
Interest on notes receivable	403,351	167,291	8,004	6,046	5,351
Interest on cash and cash equivalents	68,299	217,240	146,746	64,887	66,328
Fee and other income	60,588	97,704	235,883	118,148	61,043

Total operating income	2,529,851	2,133,419	2,096,838	1,827,158	1,438,812
Operating Expenses:
Interest expense	1,696,852	1,696,852	1,328,156	1,046,483	1,042,807
Other	1,223,464	2,144,142	1,077,914	1,249,114	1,189,609

Total operating expenses	2,920,316	3,840,994	2,406,070	2,295,597	2,232,416
Recovery related to investee litigation, net	—	355,000	—	—	—

Net operating loss	(390,465)	(1,352,575)	(309,232)	(468,439)	(793,604)
Realized gain on sale of property and equipment	—	—	—	200	—
Realized gain (loss) on investments, net of income taxes (1)	(1,175,122)	(1,332,737)	(1,894,289)	(958,441)	14,281
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	(1,102,563)	(2,673,289)	60,960	(576,906)	(825,924)

Net increase (decrease) in stockholders’ equity resulting from operations	$(2,668,150)	$(5,358,601)	$(2,142,561)	$(2,003,586)	$(1,605,247)

Net operating loss per share — basic and diluted	$(0.25)	$(0.71)	$(0.16)	$(0.24)	$(0.41)
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted	$(1.74)	$(2.80)	$(1.12)	$(1.05)	$(0.84)
Weighted average number of shares outstanding	1,533,363	1,915,548	1,915,548	1,915,548	1,915,548

	At June 30,
	2006	2007	2008	2009	2010
Balance Sheet Information:
Loans and investments at fair value (3):
Loans	$—	$—	$—	$272,002	$852,924
Debt securities	8,103,429	9,331,553	6,496,176	4,453,150	4,602,878
Equity securities	8,099,238	6,726,135	11,040,763	10,821,024	9,490,412
Options and warrants	6,032,022	1,583,526	2,052,921	1,743,823	1,886,290
Assets acquired in liquidation of portfolio securities	3,384,000	3,468,000	1,204,121	804,121	652,516
Notes receivable	4,538,067	102,789	75,234	67,057	61,789

Total Loans and Investments	30,156,756	21,212,003	20,869,215	18,161,177	17,546,809
Cash and cash equivalents	2,212,781	3,877,189	1,012,915	274,440	165,742
Invested idle funds	3,026,636	5,691,523	1,612,768	2,657,784	1,696,851
Total assets	36,929,591	31,642,841	24,019,129	21,894,988	20,254,823
Debentures payable	21,400,000	21,400,000	16,100,000	16,100,000	16,100,000
Total stockholders’ equity	14,847,600	9,488,999	7,346,438	5,342,852	3,737,606

(1)	Amount presented net of income tax expense of $0 for 2006, 2007, 2008, 2009, and 2010.
(2)	Amounts have been presented net of deferred income tax expense (benefit) of $0 for the years ended June 30, 2006, 2007, 2008, 2009, and 2010.
(3)	The Company’s loans and investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA) and SFAS 157. The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the loans and investments was $27,324,812, $21,053,348, $20,649,600, $18,518,468 and $18,730,024 at June 30, 2006, 2007, 2008, 2009, and 2010, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion is intended to assist readers in understanding and evaluating our financial condition and results of operations. This review should be read in conjunction with the Company’s fiscal year 2010 financial statements and the notes thereto and the other information included elsewhere in this Annual Report. The data presented for the years ended June 30, 2008, 2009 and 2010 is derived from our audited financial statements and footnotes appearing elsewhere in this document.

In addition to historical information, Management’s Discussion and Analysis contains forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. The risks and uncertainties that may affect the Company include, but are not limited to: growth of the economy, performance of the Company’s portfolio companies, interest rates and dependencies on key employees. When we use words such as “believes,” “expect,” “anticipates” or similar expressions, we are making forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date thereof.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Virginia Beach, Virginia. The Company invests in equity and debt securities to finance the growth, changes of control, or other corporate events of lower middle market companies located primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (the “SBA”) as a Small Business Investment Company (“SBIC”) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income is obtained through interest earned on cash and cash equivalents and idle funds. The Company’s operating expenses primarily consist of interest expense on borrowings, payroll, and other incidental expenses related to operations. Waterside currently has 2 full time employees.

Loans and Investments

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The fair value of the Company’s investment portfolio was $17.5 million as of June 30, 2010, as compared to $18.2 million as of June 30, 2009. As of June 30, 2010, the Company had investments in 13 portfolio companies with an aggregate cost of $18.7 million. As of June 30, 2009, the Company had investments in 14 portfolio companies with an aggregate cost of $18.5 million.

The cost and fair value of the Company’s loans and investments at June 30, 2009 and 2010 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2009	2010	2009	2010
Loans	1.5%	4.6%	1.5%	4.9%
Subordinated Debt	24.0	24.6	24.5	26.2
Preferred Stock	51.2	48.2	54.8	48.1
Common Equity	10.9	10.8	4.8	6.0
Options and Warrants	5.5	5.1	9.6	10.7
Assets Acquired in Liquidation of Portfolio Securities	6.5	6.4	4.4	3.7
Notes Receivable	0.4	0.3	0.4	0.4

Total	100.0%	100.0%	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2008 and 2009:

	Cost June 30,		Fair Value June 30,
Geographic Region	2009	2010	2009	2010
Mid Atlantic	52.9%	50.6%	61.4%	57.0%
Southwest	14.3	16.6	12.4	15.5
Midwest	19.3	19.4	19.7	20.7
Northeast	9.6	9.5	2.5	3.5
West	3.9	3.9	4.0	3.3

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2009	2010	2009	2010
Service	0.2%	0.1%	0.7%	0.1%
Manufacturing	39.3	39.2	39.2	41.6
Telecommunications	9.5	9.4	2.5	3.6
Information Technology	16.6	18.7	16.9	19.1
Media	8.1	7.3	13.9	11.6
Other	26.3	25.3	26.8	24.0

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

Comparison of year ended June 30, 2010 and June 30, 2009

For the year ended June 30, 2010, total operating income was $1,439,000, a $388,000 (21.2%) decrease from $1,827,000 of total operating income for the year ended June 30, 2009. This decrease was primarily attributable to a decrease in dividend income from a portfolio company going on non-accrual and a decrease in fee and other income due to a lack of new investments and a limited amount of follow-on investments.

Total operating expenses decreased from $2,296,000 for the year ended June 30, 2009 to $2,232,000 reported for the year ended June 30, 2010. The decrease of $64,000 or 2.8% in operating expenses when comparing fiscal year 2010 to fiscal year 2009 was attributable to a reduction in salaries and a staff position and the elimination of contracts with consultants during January 2010. The consultants were engaged to advise and evaluate strategic alternatives available to the Company in order to enhance and preserve shareholder value. This was partially offset by higher legal fees associated with evaluating strategic alternatives available to the Company in order to enhance and preserve shareholder value.

As a result of the $388,000 decrease in total operating income and the $64,000 decrease in operating expenses, net operating loss for the year ended June 30, 2010 was $794,000 compared to a net operating loss of $468,000 during the year ended June 30, 2009. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is more likely than not that those benefits will not be realized. Due to the fact that the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2010 and 2009.

During the year ended June 30, 2010, the Company realized a gain of $14,000 due to receiving a final escrow payment from the sale of portfolio company EPM Development Systems. During the year ended June 30, 2009, the Company realized a net loss on investments of $958,000 due primarily to the write-off of the remaining $1,000,000 on International Wood, LLC and the partial write-off of Virginia Debt Acquisition, LLC of $413,000. This was partially offset by the realized gain on the sale of common stock of Eton Court Asset Management, Ltd. of $363,000.

The overall net unrealized depreciation in our investment portfolio for the year ended June 30, 2010 of $826,000 involved seven portfolio companies. The most notable components were Digital Square, LLC with unrealized depreciation of $152,000, LaserNation, LLC with unrealized depreciation of $712,000, New Dominion Pictures, LLC with unrealized depreciation of $351,000, and Eton Court with unrealized appreciation of $198,000. The overall net unrealized depreciation on the investment portfolio of $577,000 for the year ended June 30, 2009 involved eight portfolio companies. The most notable components were Diversifed Telecom, LLC with unrealized depreciation of $302,000, New Dominion Pictures, LLC with unrealized depreciation of $416,000 and Sonak Management, LLC with unrealized depreciation of $400,000.

The net decrease in stockholders’ equity resulting from operations of $1,605,000 for the year ended June 30, 2010 or $0.84 loss per share compared to a decrease of $2,004,000 or $1.05 loss per share for the year ended June 30, 2009 was due to the various items noted above.

Comparison of year ended June 30, 2009 and June 30, 2008

For the year ended June 30, 2009, total operating income was $1,827,000, a $270,000 (12.9%) decrease from $2,097,000 of total operating income for the year ended June 30, 2008. This decrease was primarily attributable to a decrease in interest income from debt securities due to the sale of a portfolio company and interest income from cash and cash equivalents due to (i) a significant decrease in average cash balances in fiscal year 2009 over the comparable period in 2008 and (ii) a decrease in overall interest rates.

Total operating expenses decreased from $2,406,000 for the year ended June 30, 2008 to $2,296,000 reported for the year ended June 30, 2009. The decrease of $110,000 or 4.6% in operating expenses when comparing fiscal 2009 to fiscal 2008 was attributable to a reduction in interest expense due to the refinance of the Company’s $16,100,000 SBA debentures at a lower interest rate. This was partially offset by the Company contracting with two individuals in March 2009 to advise and evaluate strategic alternatives available to the Company in order to enhance and preserve shareholder value.

As a result of the $270,000 decrease in total operating income and the $110,000 decrease in operating expenses, net operating loss for the year ended June 30, 2009 was $468,000 compared to a net operating loss of $309,000 during the year ended June 30, 2008. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is more likely than not that those benefits will not be realized. Due to the fact that the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2009 and 2008.

During the year ended June 30, 2009, the Company realized a net loss on investments of $958,000 due primarily to the write-off of the remaining $1,000,000 on International Wood, LLC and the partial write-off of Virginia Debt Acquisition,

LLC of $413,000. This was partially offset by the realized gain on the sale of common stock of Eton Court Asset Management, Ltd. of $363,000. During the year ended June 30, 2008, the Company realized a net loss on investments of $1,894,000 due primarily to a partial write-off of International Wood, LLC which amounted to $1,940,000.

The overall net unrealized depreciation on the investment portfolio of $577,000 for the year ended June 30, 2009 involved eight portfolio companies. The most notable components were Diversifed Telecom, LLC with unrealized depreciation of $302,000, New Dominion Pictures, LLC with unrealized depreciation of $416,000 and Sonak Management, LLC with unrealized depreciation of $400,000. The overall net unrealized appreciation in our investment portfolio for the year ended June 30, 2008 of $61,000 involved nine companies. The most notable components were Digital Square, LLC with an unrealized appreciation of $728,000, Diversified Telecom, LLC with an unrealized appreciation of $158,000, International Wood, LLC with an unrealized depreciation of $600,000, New Dominion Pictures, LLC with an unrealized depreciation of $448,000, and Triangle Biomedical Sciences, Inc. with an unrealized appreciation of $280,000.

The net decrease in stockholders’ equity resulting from operations of $2,004,000 for the year ended June 30, 2009 or $1.05 loss per share compared to a decrease of $2,143,000 or $1.12 loss per share for the year ended June 30, 2008 was due to the various items noted above.

Financial Condition, Liquidity and Capital Resources

At June 30, 2010, the Company’s loans and investments at fair value totaled $17.5 million compared to the $18.2 million reported at June 30, 2009. For fiscal year 2010, the Company made additional debt investments in two existing portfolio companies totaling $0.6 million. In addition, the Company received proceeds from the sale of investments, principal collected on debt securities, return of capital on equity securities and proceeds from collection of notes receivables of $0.6 million. This compared to the Company’s funding $0.9 million in new investments in 2009 and receiving proceeds from the sales of investments, principal collected on debt securities, return of capital on equity securities and proceeds from collection of notes receivable of $2.5 million. The Company’s cash position at June 30, 2010 decreased to $0.2 million from the $0.3 million reported June 30, 2009 due primarily to additional investments made in portfolio companies. The Company’s cash position at June 30, 2009 decreased to $0.3 million from the $1.0 million reported June 30, 2008 due primarily to an increase in invested idle funds and additional investments made in portfolio companies.

The net asset value per common share declined to $1.95 per share at June 30, 2010 from the $2.79 per share reported at June 30, 2009. The decline in net asset value was due to a net decrease in stockholders’ equity resulting from a net operations loss of $1.6 million or $0.84 loss per share for the fiscal year ending June 30, 2010. The net decrease in stockholders equity resulting from operations was due primarily to the reduction in operating income from dividends due to a portfolio company being placed on non-accrual status and the unrealized loss on investments of $0.8 million.

For the year ended June 30, 2010, the net cash used in operating activities was $1,070,000 compared to $821,000 provided by operating activities during the year ended June 30, 2009. The net cash provided by investing activities was $961,000 for the year ended June 30, 2010 compared to $1,048,000 net cash used in investing activities for the fiscal year ended June 30, 2009. There were no financing activities for the year ending June 30, 2010 and $511,000 used in financing activities for the year ending June 30, 2009.

The Company generates working capital through cash flow from operations, proceeds from principal repayments made on investments, and investment sales. The current outstanding SBA leverage of $16.1 million matures September 1, 2018 and bears an average interest rate of 6.476%. As of June 30, 2010, the Company had $16.1 million of debentures outstanding and no outstanding unused commitments for future borrowings with the SBA. On March 30, 2010, SBA notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest was due and payable within fifteen days of the date of the letter. The Company did not possess adequate liquid assets to make this payment. The Company is in the process of signing documents with SBA which would allow the Company’s management to liquidate the portfolio so long as there are no events of default. These documents include a payment plan for repaying the $16.1 million plus interest.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2010, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 84%. The Company had a condition of capital impairment as of June 30, 2010. On March 30, 2010, SBA notified the Company that it was being moved to the Office of Liquidation within the SBA and would be forced to start liquidating the portfolio. The Company is currently in negotiations with SBA to allow the Company’s management to liquidate the portfolio so long as there are no events of default. Capital Impairment is not a reason for default.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2010 (in thousands):

	Total	2011	2012	2013	2014	Thereafter
Contractual Obligations —
Operating leases	$43	$27	$16	$—	$—	$—
Borrowings —
SBA Debentures	$16,100	$—	$—	$—	$—	$16,100

Operating Leases

The Company leases its office facility and copier under non-cancelable operating leases. The termination date of the leased office space is January 31, 2012 and the copier is on a month to month lease. As of September 2010, management negotiated with its landlord on the cancellation of its lease as of December 31, 2010.

SBA Debentures

At June 30, 2010, $16.1 million of SBA debentures were outstanding. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments.

The SBA approved a $16.1 million refinance of the Company’s outstanding debentures on September 1, 2008. The $16.1 million of debentures were to mature September 1, 2018 and bear an average interest rate of 6.476%. As of June 30, 2010, the Company had $16.1 million of debentures outstanding with SBA and no outstanding commitments. As of March 30, 2010, the Company was moved to the Office of Liquidation in the SBA and given fifteen days to pay the outstanding debentures of $16.1 million. The Company did not have enough liquid assets to make this payment. The Company is in negotiations with SBA to allow management to liquidate the portfolio so long as there are no events of default. These documents include a payment plan for repaying the $16.1 million plus interest.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgments and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

The Company has established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with FASB ASC 820, Fair Value Measurements and Disclosures. FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under FASB ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Executive Committee of the Board of Directors. The Company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change value over a long period of time and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued FAS No. 168, The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“FAS 168”). The Codification became the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of FAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification became nonauthoritative. FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. FAS 168 is only expected to impact the Company’s disclosures by requiring Codification references.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be required for the Company beginning July 1, 2011, if applicable. Adoption of ASU 2010-06 is not expected to have a significant impact on the Company’s financial position or results of operations.

In February 2010, the FASB issued Accounting Standards Update ASU No. 2010-09, “Subsequent Events (Topic 855) — Amendments to Certain Recognition and Disclosure Requirements.” The FASB amended its guidance on subsequent events to no longer require SEC filers to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements in order to alleviate potential conflicts between the FASB’s guidance and the SEC’s filing requirements. This guidance was effective immediately upon issuance. The adoption of this guidance had no impact on our results of operations or financial condition. While our financial statements no longer disclose the date through which we have evaluated subsequent events, we continue to be required to evaluate subsequent events through the date when our financial statements are issued.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of debt and equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The investments are in private business enterprises. Since there is typically no public market for the equity interests of small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of securities of $18.2 million at June 30, 2009, and $17.5 million at June 30, 2010, would have resulted in unrealized gains or losses and would have changed stockholders’ equity resulting from operations for the year by 3.4% and 4.5%, respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value of risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected stockholders’ equity resulting from operations negligibly over a twelve-month horizon. The reason it would be negligible is that the Company’s borrowings from SBA are at a fixed rate as are the portfolio investments. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock was quoted on the NASDAQ Stock Market under the symbol WSCC until January 8, 2010. As of January 11, 2010 the Company’s stock is quoted on the Over the Counter Market under the symbol WSCC. As of August 31, 2010, the Company had 87 stockholders of record and approximately 255 beneficial owners. The following table sets forth the range of high and low bid prices of the Company’s common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through January 8, 2010 and on the Over the Counter Market from January 11, 2010 through June 30, 2010.

	Net Asset Value Per Share (1)		Bid Price
			High	Low	Close
1998
Third Quarter	$8.18		$11.750	$10.750	$10.875
Fourth Quarter	8.24		11.375	10.125	11.125
1999
First Quarter	$8.25		$11.375	$9.000	$9.250
Second Quarter	8.37		10.620	7.500	8.500
Third Quarter	8.71		8.750	6.500	7.250
Fourth Quarter	8.90		7.875	6.000	6.750
2000
First Quarter	$8.98		$7.063	$6.625	$6.875
Second Quarter	11.13		9.438	6.625	9.000
Third Quarter	12.16		10.750	7.563	8.375
Fourth Quarter	10.65		8.500	6.500	6.500
2001
First Quarter	$10.44		$7.000	$4.000	$6.250
Second Quarter	9.75		6.250	2.531	3.750
Third Quarter	8.35		5.250	3.250	3.250
Fourth Quarter	7.59		4.000	3.000	3.650
2002
First Quarter	$8.00		$3.700	$2.000	$2.300
Second Quarter	6.76		4.750	2.250	2.740
Third Quarter	5.92		3.400	1.870	1.890
Fourth Quarter	5.52		2.990	1.390	2.600
2003
First Quarter	$5.82		$2.780	$1.670	$2.000
Second Quarter	5.70		3.700	1.520	2.400
Third Quarter	5.53		4.400	2.130	2.900
Fourth Quarter	8.21		3.410	2.500	2.670
2004
First Quarter	$8.28		$4.190	$2.530	$3.950
Second Quarter	8.81		4.420	3.490	3.810
Third Quarter	10.13		7.720	3.610	7.000
Fourth Quarter	9.82		8.720	5.250	5.500
2005
First Quarter	$9.81		$5.550	$4.100	$4.850
Second Quarter	9.41		5.600	4.150	4.880
Third Quarter	7.81		5.780	4.610	5.150
Fourth Quarter	10.83		5.460	3.410	4.050
2006
First Quarter	$10.96		$4.650	$3.460	$4.200
Second Quarter	9.84		4.400	3.460	3.950
Third Quarter	10.02		4.440	3.670	4.000
Fourth Quarter	7.75	(2)	4.460	3.670	4.000

	Net Asset Value Per Share (1)	Bid Price
		High	Low	Close
2007
First Quarter	$7.05	$4.030	$3.250	$3.570
Second Quarter	6.86	4.800	2.700	4.050
Third Quarter	6.89	4.150	3.410	4.090
Fourth Quarter	4.95	4.780	3.610	4.620
2008
First Quarter	$4.90	$4.710	$3.170	$3.950
Second Quarter	5.04	3.650	1.290	1.400
Third Quarter	5.02	2.000	1.000	1.520
Fourth Quarter	3.84	1.800	1.030	1.140
2009
First Quarter	$3.64	$1.440	$0.030	$0.830
Second Quarter	3.63	0.830	0.010	0.410
Third Quarter	3.64	0.630	0.010	0.330
Fourth Quarter	2.79	0.550	0.220	0.360
2010
First Quarter	$2.56	0.780	0.220	0.650
Second Quarter	2.29	1.110	0.100	0.400
Third Quarter	2.01	0.360	0.150	0.330
Fourth Quarter	1.95	0.355	0.060	0.081

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.
(2)	On May 1, 2006, the Company issued 458,873 additional shares of Common Stock through a Stock Rights Offering to existing shareholders only. The stock was sold for $4.00 per share, thereby diluting the net asset value per share.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of loans and investments, as of June 30, 2010 and 2009 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended June 30, 2010. Waterside Capital Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. On March 30, 2010, the Small Business Administration (SBA) notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest were due and payable within fifteen days upon notification. As indicated in Note 2 of the financial statements, the Company was unable to generate the funds needed to satisfy the debenture obligation. Waterside Capital is in the process of negotiating terms of a settlement agreement with the SBA which would allow the Company’s current management team to wind down the fund and begin liquidating its assets. The terms of the unexecuted agreement however, contain numerous convents and stipulations that could render the Company in default of the agreement. If the Company is found to be in default of the agreement the SBA has the ability to seek receivership. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Norfolk, Virginia

September 29, 2010

WATERSIDE CAPITAL CORPORATION

BALANCE SHEETS

JUNE 30, 2009 AND JUNE 30, 2010

	June 30, 2009	June 30, 2010
ASSETS:
LOANS AND INVESTMENTS:
Investments in portfolio companies at fair value:
Loans	$272,002	$852,924
Debt securities	4,453,151	4,602,878
Equity securities	10,821,024	9,490,412
Options and warrants	1,743,823	1,886,290

Total portfolio securities, cost of $17,247,290 and $17,464,114 at June 30, 2009 and June 30, 2010, respectively	17,289,999	16,832,504
Assets acquired in liquidation of portfolio securities	804,121	652,516
Notes receivable	67,057	61,789

TOTAL LOANS AND INVESTMENTS	18,161,177	17,546,809
CURRENT ASSETS:
Cash and cash equivalents	274,440	165,742
Invested idle funds	2,657,784	1,696,851
Current portion of dividends receivable	81,845	45,967
Interest receivable	109,068	68,691
Prepaid expenses	64,737	131,293
Other current assets	17,300	988

TOTAL CURRENT ASSETS	3,205,174	2,109,532
Other non-current assets	1,555	114,530
Property and equipment, net	5,138	3,764
Deferred financing costs, net	521,944	480,188

TOTAL ASSETS	$21,894,988	$20,254,823

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$7,532	$1,527
Accrued interest	348,513	348,513
Accrued expenses	79,091	67,177
Deferred income	17,000	—

TOTAL CURRENT LIABILITIES	452,136	417,217
Debentures payable	16,100,000	16,100,000

TOTAL LIABILITIES	16,552,136	16,517,217

STOCKHOLDERS’ EQUITY:
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,915,548 at June 30, 2009 and 2010	1,915,548	1,915,548
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	15,479,680	15,479,680
Net unrealized depreciation on investments	(357,291)	(1,183,215)
Undistributed accumulated loss	(11,695,085)	(12,474,407)

TOTAL STOCKHOLDERS’ EQUITY	5,342,852	3,737,606

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$21,894,988	$20,254,823

Net asset value per common share	$2.79	$1.95

See accompanying notes to financial statements

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2008, 2009 and 2010

	2008	2009	2010
OPERATING INCOME:
Dividends	$998,869	$1,092,449	$701,784
Interest on debt securities and loans	707,336	545,628	604,307
Interest on notes receivable	8,004	6,046	5,351
Interest on cash and cash equivalents and idle funds	146,746	64,887	66,328
Fee and other income	235,883	118,148	61,043

TOTAL OPERATING INCOME:	2,096,838	1,827,158	1,438,813

OPERATING EXPENSES:
Salaries and benefits	541,726	532,359	418,455
Legal and accounting	136,332	157,200	306,218
Interest expense	1,328,156	1,046,483	1,042,807
Other operating expenses	399,856	559,555	464,936

TOTAL OPERATING EXPENSES:	2,406,070	2,295,597	2,232,416

NET OPERATING LOSS	(309,232)	(468,439)	(793,603)
Realized gain on sale of property and equipment	—	200	—
Realized gain (loss) on investments	(1,894,289)	(958,441)	14,281
Change in unrealized appreciation (depreciation) on investments	60,960	(576,906)	(825,924)

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(2,142,561)	$(2,003,586)	$(1,605,246)

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE — BASIC	$(1.12)	$(1.05)	$(0.84)

Weighted average shares outstanding	1,915,548	1,915,548	1,915,548

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2008, 2009, AND 2010

	Common Stock		Additional paid-in capital	Net unrealized appreciation (depreciation) on investments	Undistributed accumulated earnings (loss)	Total stockholders’ equity
	Shares	Amount
Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999
Net operating loss	—	—	—	—	(309,232)	(309,232)
Net realized loss on investments	—	—	—	—	(1,894,289)	(1,894,289)
Change in net unrealized appreciation on investments	—	—	—	60,960	—	60,960

Balance at June 30, 2008	1,915,548	$1,915,548	$15,479,680	$219,615	$(10,268,405)	$7,346,438

Balance at June 30, 2008	1,915,548	$1,915,548	$15,479,680	$219,615	$(10,268,405)	$7,346,438
Net operating loss	—	—	—	—	(468,439)	(468,439)
Net realized gain on sale of property and equipment	—	—	—	—	200	200
Net realized loss on investments	—	—	—	—	(958,441)	(958,441)
Change in net unrealized depreciation on investments	—	—	—	(576,906)	—	(576,906)

Balance at June 30, 2009	1,915,548	$1,915,548	$15,479,680	$(357,291)	$(11,695,085)	$5,342,852

Balance at June 30, 2009	1,915,548	$1,915,548	$15,479,680	$(357,291)	$(11,695,085)	$5,342,852
Net operating loss	—	—	—	—	(793,603)	(793,603)
Net realized gain on investments	—	—	—	—	14,281	14,281
Change in net unrealized depreciation on investments	—	—	—	(825,924)	—	(825,924)

Balance at June 30, 2010	1,915,548	$1,915,548	$15,479,680	$(1,183,215)	$(12,474,407)	$3,737,606

See accompanying notes to financial statements

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2008, 2009, AND 2010

	2008	2009	2010
Cash flows from operating activities:
Net decrease in stockholders’ equity resulting from operations	$(2,142,561)	$(2,003,586)	$(1,605,246)
Adjustments to reconcile net decrease in stockholders’ equity resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation (appreciation) on investments	(60,960)	576,906	825,924
Realized (gain) loss on investments	1,894,289	958,441	(14,281)
Accretion of preferred stock and debt investments	(93,699)	(109,494)	(189,463)
Depreciation and amortization	135,472	161,435	43,129
Net payment-in-kind interest accrual	(561,000)	(331,000)	—
Other non-cash items	—	(90,500)	—
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	120,948	(28,516)	(29,122)
Interest receivable	60,823	114,401	(41,765)
Prepaid expenses and other current assets	(31,846)	7,168	(67,244)
Accounts payable, accrued interest and accrued expenses	(271,652)	(47,055)	(17,919)
Investments made in loans and debt securities	(226,000)	(158,757)	(616,571)
Investments made in equity securities	(3,552,500)	(747,500)	—
Advance for assets acquired in liquidation	(150,000)	—	—
Principal collected on loan and debt securities	90,120	106,219	43,049
Return of capital on equity securities	208,929	80,244	580,329
Proceeds from collection of notes receivable	27,555	8,177	5,268
Proceeds from sales of investments	2,909,054	2,324,802	14,281

Net cash provided by (used in) operating activities	(1,643,028)	821,385	(1,069,631)

Cash flows from investing activities:
Net proceeds (purchases) of investment in idle funds	4,078,754	(1,045,016)	960,933
Acquisition of equipment	—	(3,419)	—

Net cash provided by (used in) investing activities	4,078,754	(1,048,435)	960,933

Cash flows from financing activities:
Principal payment on SBA — guaranteed debt	(5,300,000)	—	—
SBA guaranteed debt fees	—	(511,425)	—

Net cash used in financing activities	(5,300,000)	(511,425)	—

Net decrease in cash and cash equivalents	(2,864,274)	(738,475)	(108,698)
Cash and cash equivalents, beginning of year	3,877,189	1,012,915	274,440

Cash and cash equivalents, end of year	$1,012,915	$274,440	$165,742

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,328,156	$1,115,307	$1,042,682

Noncash operating activities:

In January 2008, the Company received 525 shares of preferred stock from New Dominion Pictures, LLC as payment for accrued dividends worth $52,500.

In June 2008, the Company received 561,000 shares of preferred stock from Eton Court Asset Management, Ltd. for payment of accrued dividends.

In March 2009, Eton Court exercised a call to purchase back stock from the Company and a noncash fee was realized for $90,500.

In June 2009, the Company received 331,000 shares of preferred stock from Eton Court Asset Management, Ltd. for payment of accrued dividends.

In January 2010, the Company transferred $34,167 of interest receivable from New Dominion Pictures, LLC to a debt security.

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008, 2009, AND 2010

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first investment to a small business concern in October 1996.

Basis of Presentation

The accompanying financial statements include all accounts of the Company and are presented using the accrual basis of accounting. The Company does not consolidate portfolio company investments.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents.

Invested Idle Funds

Invested idle funds at June 30, 2010 consisted of certificates of deposit with $643,228 maturing 09/30/10, and $1,053,623 maturing 01/22/11 all held at a local commercial bank. At June 30, 2010, the outstanding certificates of deposit exceeded the FDIC insured limit. The financial institution meets the FDIC definition of a “well capitalized” financial institution.

The SBA restricts the use of the Company’s Idle Funds to the following:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States or

•

certificates of deposit or other accounts of federally insured banks or other federally insured depository institutions, if the certificates or other accounts mature or are otherwise fully available not more than 1 year after the date of the investment or

•	mutual funds, securities, or other instruments that consist of, or represent pooled assets of, investments described in (1) or (2) above.

Valuation of Loans and Investments

The Company has established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with FASB ASC 820, Fair Value Measurements and Disclosures. FASB ASC 820 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under FASB ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 13 for expanded disclosures about the Company’s fair value disclosures.

Realized Gain or Loss and Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are recorded upon the sale, recognition of impairment, or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. If the investee pays dividends and interest current within 120 days and it is anticipated that payments will stay current going forward, the Company will begin re-accruing dividends and interest income. As of June 30, 2010, FireKing International, Inc., LaserNation Holding Company, LLC, Servient, Inc., and Sonak Management, LLC were on non accrual status with a cost basis of $3,631,450, $1,236,071, $2,640,500 and $475,000, respectively. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from three to seven years.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. The Company paid $551,425 in origination and processing fees for the $16.1 million refinancing of the Company’s outstanding SBA debentures. Accumulated amortization was $29,481 and $71,237 at June 30, 2009 and 2010, respectively.

Income Taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share have been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Unearned Income — Original Issue Discount

In connection with its debt investments, the Company may at times receive nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, it allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the debt is reflected as unearned income, which is netted against the investment, and accreted into interest income based on the effective interest method over the life of the debt.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Recent Accounting Pronouncement

Effective July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 105-10, Generally Accepted Accounting Principles — Overall (“ASC 105-10”), which was formerly known as SFAS 168. ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority.

Reclassification

Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

NOTE 2. GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates realization of assets and satisfaction of liabilities in the normal course of business. On March 30, 2010, the SBA notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest were due and payable within fifteen days of the date of the letter. The Company did not possess adequate liquid assets to make this payment. The Company is in the process of negotiating the terms of a settlement agreement with the SBA which would allow the Company’s management to liquidate the portfolio so long as there are no events of default. The debentures were repurchased by SBA in September 2010 and there will now be a note agreement between the SBA and the Company. The settlement agreement has a maturity of March 31, 2013. There are quarterly payments due to the SBA and the interest rate will remain consistent with the current interest rates. There are affirmative covenants, negative covenants, material adverse change language, and the ability to change all provisions in one year as outlined in the settlement agreement. If there is an event of default, the SBA has the ability to seek receivership. The receiver shall assume and control the operation of the Company and shall pursue and preserve all of its claims.

NOTE 3. LOANS AND INVESTMENTS

Loans and investments consist primarily of debt instruments, preferred stock, options and warrants, assets acquired in liquidation of portfolio securities, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $18,161,177 and $17,546,809 at June 30, 2009 and 2010 (82.9% and 86.6% of assets), respectively. The valuation process completed by Management includes estimates made by Management and the Executive Committee of the Board of Directors in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

The Company’s note receivable for $61,789 is due from the purchaser of warrant shares in one investee company, as payment for the warrant shares, investment banking and other fees.

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2009 and 2010 consists of the following:

	2009	2010
Furniture and fixtures	$91,408	$91,408
Computer equipment and software	140,412	140,412

	231,820	231,820
Less accumulated depreciation and amortization	226,682	228,056

Property and equipment, net	$5,138	$3,764

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 5. ACCRUED EXPENSES

Accrued expenses at June 30, 2009 and 2010 consist of the following:

	2009	2010
Accrued accounting and legal expense	$61,903	$45,971
Other accrued expenses	17,188	21,206

Total accrued expenses	$79,091	$67,177

NOTE 6. DEBENTURES PAYABLE

The SBA approved a $16.1 million refinance of the Company’s outstanding SBA debentures effective September 1, 2008. All SBA debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is 10 years from the date the interest rate is fixed. The refinanced $16.1 million will mature September 1, 2018 and the interest rate is 6.442% on $12.1 million and 6.580% on $4 million. As of June 30, 2009 and 2010, the Company had $16.1 million of debentures outstanding with the SBA. As of June 30, 2010, the Company had no outstanding commitments with the SBA. Commitments available as of June 30, 2008 were terminated as of the aforementioned refinance. See Note 2 for additional information.

NOTE 7. INCOME TAXES

The Company had no income tax expense (benefit) attributable to operations for the years ended June 30, 2008, 2009 and 2010.

The 2008, 2009 and 2010 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income (loss) before income taxes as follows:

	2008	2009	2010
Computed “expected” tax expense (benefit)	$(118,000)	$(159,000)	$(265,000)
Nontaxable dividend income and other items	(339,000)	(434,000)	(270,000)
Change in valuation allowance attributable to operations	457,000	593,000	535,000

Total income tax expense (benefit) attributable to operations	$—	$—	$—

The Company’s deferred tax assets and liabilities at June 30, 2009 and 2010 are as follows:

	2009	2010
Deferred tax assets:
Capital loss carryforward	$1,109,000	$1,892,000
Net operating loss carryforward	4,974,000	5,342,000

Total gross deferred tax assets	6,083,000	7,234,000
Less valuation allowance	(5,953,000)	(7,011,000)

Total net deferred tax assets	130,000	223,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	130,000	223,000

Net deferred tax assets	$—	$—

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

The Company’s valuation allowance decreased $1,632,000 for the year ended June 30, 2009, and increased $1,058,000 for the year ended June 30, 2010.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. As the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2010, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2010, the Company has net operating loss carryforwards for federal income tax purposes of $14,072,000, which are available to offset future federal taxable income, if any, and begin to expire in 2021 through 2029, and a capital loss carryforward of $4,983,000 available to offset capital gains, and begin to expire in 2010 through 2014.

NOTE 8. STOCKHOLDERS’ EQUITY

Undistributed Accumulated Loss

Undistributed accumulated loss at June 30, 2009 and 2010 consist of the following:

	2009	2010
Undistributed accumulated investment income (loss)	$98,851	$(694,752)
Undistributed accumulated net realized losses	(11,793,936)	(11,779,655)

Undistributed accumulated loss	$(11,695,085)	$(12,474,407)

NOTE 9. PER SHARE NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS

The following table sets forth the calculation of basic and diluted net decrease in stockholders’ equity resulting from operations per share for the years ended June 30, 2009 and 2010:

	2009	2010
Basic net decrease in stockholders’ equity resulting from operations per share:
Net decrease in stockholders’ equity resulting from operations	$(2,003,568)	$(1,605,246)
Weighted-average number of common shares outstanding	1,915,548	1,915,548
Basic net decrease in stockholders’ equity resulting from operations per share	$(1.05)	$(0.84)

NOTE 10. LEASES

The Company has one noncancelable operating lease for office space that expires over the next two years.

Future minimum lease payments under noncancelable operating leases as of June 30, 2010 are:

Year ending June 30,
2011	$27,532
2012	16,338

Total minimum lease payments	$43,870

Net rental expense for operating leases for office space for the years ended June 30, 2008, 2009 and 2010 was $40,735, $44,769, and $26,730, respectively. On February 20, 2009, the Company moved its office space to Virginia Beach and reduced rental expense from $18.75 a square foot plus parking expense to $12.00 a square foot with no parking expense. Refer to the note on subsequent events for additional information on the above mentioned note.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 11. COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2010, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 84%, which caused the Company to be deemed capital impaired. On March 30, 2010, the SBA notified the Company that its account had been transferred to liquidation status and that the outstanding debentures of $16.1 million plus accrued interest were due and payable within fifteen days of the date of the letter. The Company did not possess adequate liquid assets to make this payment. The Company is in the process of negotiating the terms of a settlement agreement with the SBA which would allow the Company’s management to liquidate the portfolio so long as there are no events of default. Capital impairment is not a reason for default. If there are any events of default, the SBA has the ability to seek receivership. Refer to Note 2 for additional information.

Subsequent Events

The Company is negotiating with the SBA to allow the Company’s management to liquidate the portfolio as discussed in Note 2.

The Company re-negotiated the operating lease for its corporate office space in September 2010 and the lease will terminate as of December 31, 2010.

On September 29, 2010, the Company sold all interests in FireKing International, Inc. The Company received proceeds of approximately $4.3 million and utilized $4.1 million to partially repay the SBA principal and interest.

NOTE 12. CONCENTRATION OF CREDIT RISK

The Company’s portfolio investment companies are generally lower middle-market companies in a variety of industries. Approximately 57% of the Company’s investments are located in the Mid-Atlantic region of the United States. As a result, any adverse impact on the economy of that region could adversely impact the Company’s results of operations and financial position. Further, at June 30, 2010, there were five individual investments greater than 10% of the fair market value of the Company’s portfolio. The aggregate amount of these investments represented approximately 89% of the total fair value of the Company’s investment portfolio.

The Company’s investments carry a number of risks including, but not limited to: (1.) investing in lower middle market companies which have a limited operating history and financial resources; (2.) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; (3.) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

NOTE 13. FAIR VALUE DISCLOSURES

As described in Note 1, the Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. Under ASC 820, a financial instrument’s categorization within the valuation hierarchy is based upon the

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC 820 are defined as follows:

Level 1	Valuation is based on quoted prices in active markets for identical assets and liabilities.

Level 2	Valuation is based on observable inputs including quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in less active markets, and model-based valuation techniques for which significant assumptions can be derived primarily from or corroborated by observable data in the market.

Level 3	Valuation is based on unobservable inputs that are significant to the fair value measurement.

The Company invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by Management and approved by the Executive Committee of the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, Managements’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by Management and approved by the Executive Committee of the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances surrounding each individual investment. In general, fair value is the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts available. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational matters.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment- in-kind (PIK) interest, if any. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Assets measured at fair value on a recurring basis are summarized below (in thousands):

Fair Value Measurements at June 30, 2010

Assets	Level 1	Level 2	Level 3	Assets at Fair Value
Loans, Notes & Debt Securities	$—	$—	$5,517,591	$5,517,591
Equity Securities	$—	$—	$9,490,412	$9,490,412
Options and Warrants	$—	$—	$1,886,290	$1,886,290
Assets Acquired in Liquidation	$—	$—	$652,516	$652,516

	$—	$—	$17,546,809	$17,546,809

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Fair Value Measurements at June 30, 2009

Assets	Level 1	Level 2	Level 3	Assets at Fair Value
Loans, Notes & Debt Securities	$—	$—	$4,792,209	$4,792,209
Equity Securities	$—	$—	$10,821,024	$10,821,024
Options and Warrants	$—	$—	$1,743,823	$1,743,823
Assets Acquired in Liquidation	$—	$—	$804,121	$804,121

	$—	$—	$18,161,177	$18,161,177

The table below presents a reconciliation for the period of July 1, 2009 to June 30, 2010, for all Level 3 assets that are measured at fair value on a recurring basis:

Fair Value Measurements Using Significant Unobservable Inputs

	Debt	Equity	Options and Warrants	Assets Acquired in Liquidation	Totals
Beginning Balance	$4,792,209	$10,821,024	$1,743,823	$804,121	$18,161,177
Total realized and unrealized gains or losses included in earnings	—	(874,859)	200,540	(151,605)	(825,924)
Accretion	122,960	66,503	—	—	189,463
Repayment of principal	(48,316)	(522,256)	(58,073)	—	(628,645)
Purchases	616,571	—	—	—	616,571
Sales	—	—	—	—	—
Payment in kind interest earned	34,167	—	—	—	34,167

Ending Balance	$5,517,591	$9,490,412	$1,886,290	$652,516	$17,546,809

Cash and cash equivalents, invested idle funds, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

Debentures Payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $16,100,000 debentures at June 30, 2009 and 2010 was estimated to be $20,170,775 and $20,536,759, respectively.

NOTE 14. EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 94% of their compensation annually, not to exceed $16,500, with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2008, 2009 and 2010 was $25,483, $25,605, and $20,746 respectively.

SCHEDULE OF LOANS AND INVESTMENTS

The Company’s loans and investments at June 30, 2010 consisted of the following:

Loans:	Maturity	Cost or Contributed Value	Fair Value
LaserNation, LLC (a)	Demand Note	$306,071	$306,071
Rileen Innovative Technologies, Inc.	7/30/2011	96,853	96,853
Servient, Inc. (a)	4/5/2011	450,000	450,000

Total loans		$852,924	$852,924

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Lakeview Technology Solutions, Inc.	10/15/2013	$22,517	$22,517
New Dominion Pictures, LLC	12/31/2010	820,000	820,000
New Dominion Pictures, LLC	12/31/2010	145,520	145,520
Servient, Inc. (a)	6/29/2011	638,000	638,000
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	576,841	576,841

Total debt securities		$4,602,878	$4,602,878

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	$28	$28
Diversified Telecom, LLC, Common Membership Interest		1,768,488	625,000
Eton Court Asset Management, Ltd, Preferred Stock	3,342	3,342,000	3,342,000
FireKing International, Inc. (a), Preferred Stock		3,391,450	3,391,450
LaserNation, LLC (a), Preferred Membership Interest		810,000	218,429
Rileen Innovative Technologies, Inc., Common Stock	120	33,500	33,500
Servient, Inc. (a), Preferred Stock		1,482,500	1,482,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	397,505

Total equity securities		$11,051,704	$9,490,412

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Eton Court Asset Management, Ltd.		4.97	$90,500	$288,189
FireKing International, Inc.		0.80	240,000	240,000
LaserNation, LLC		20.00	120,000	—
New Dominion Pictures, LLC			406,577	1,074,598
Servient, Inc.		15.00	35,000	35,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.	29,422	4.27	29,531	213,503

Total stock options and warrants			$956,608	$1,886,290

SCHEDULE OF PORTFOLIO INVESTMENTS — continued

Assets Acquired in Liquidation of Portfolio Securities		Cost or Contributed Value	Fair Value
Digital Square, LLC		$729,121	$577,516
Sonak Management, LLC (a)		475,000	75,000

Total assets acquired in liquidation of portfolio securities		$1,204,121	$652,516

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$61,789	$61,789

Total notes receivable		$61,789	$61,789

TOTAL LOANS AND INVESTMENTS		$18,730,024	$17,546,809

(a)	Entity is in arrears with respect to dividend/interest payments.

The Company’s loans and investments at June 30, 2009 consisted of the following:

Loans:	Maturity	Cost or Contributed Value	Fair Value
LaserNation, LLC	Demand Note	$139,500	$139,500
Rileen Innovative Technologies, Inc.	4/18/2010	132,502	132,502

Total loans		$272,002	$272,002

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Lakeview Technology Solutions, Inc.	10/15/2013	$29,916	$29,916
New Dominion Pictures, LLC (a)	7/1/2008	720,000	720,000
New Dominion Pictures, LLC (a)	7/1/2009	100,000	100,000
Servient, Inc.	6/29/2011	631,000	631,000
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	572,234	572,234

Total debt securities		$4,453,150	$4,453,150

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	$28	$89,000
Virginia Debt Acquisition, LLC (a), Preferred Membership Interest		100,000	100,000
Diversified Telecom, LLC, Common Membership Interest		1,768,488	458,500
Eton Court Asset Management, Ltd, Preferred Stock	3,542	3,542,000	3,542,000
FireKing International, Inc. (a), Preferred Stock		3,331,947	3,331,947
LaserNation, LLC, Preferred Membership Interest		810,000	810,000
New Dominion Pictures, LLC, Convertible Preferred Membership Interest	222	222,256	688,593
Rileen Innovative Technologies, Inc., Common Stock	120	33,500	33,500
Servient, Inc., Preferred Stock		1,475,500	1,475,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	291,984

Total equity securities		$11,507,457	$10,821,024

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Eton Court Asset Management, Ltd.		4.97	$90,500	$90,500
FireKing International, Inc.		0.80	240,000	240,000
LaserNation, LLC		20.00	120,000	120,000
New Dominion Pictures, LLC	129	12.94	464,650	1,017,707
Servient, Inc.		15.00	35,000	35,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	205,616

Total stock options and warrants			$1,014,681	$1,743,823

Assets Acquired in Liquidation of Portfolio Securities		Cost or Contributed Value	Fair Value
Digital Square, LLC		$729,121	$729,121
Sonak Management, LLC (a)		475,000	75,000

Total assets acquired in liquidation of portfolio securities		$1,204,121	$804,121

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$67,057	$67,057

Total notes receivable		$67,057	$67,057

TOTAL LOANS AND INVESTMENTS		$18,518,468	$18,161,177

(a)	Entity is in arrears with respect to dividend/interest payments.

Shareholder Information

Corporate Office 3092 Brickhouse Court Virginia Beach, VA 23452 Telephone: 757-626-1111 Facsimile: 757-626-0114 www.watersidecapital.com

Stock Transfer Agent and Registrar

Investors with questions concerning
account information, replacing lost
or stolen certificates, transferring
securities or processing a change of
address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572
Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information
about the Company should
contact:

Julie H. Stroh

Chief Financial Officer

Telephone: 757-626-1111

Facsimile: 757-626-0114
julie.stroh@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’ meeting
will be held Tuesday, December
14, 2010 at 11:00 a.m. at the
offices of Williams Mullen
located at 222 Central Park
Avenue, Suite 1700, Virginia
Beach, VA 23462.

All shareholders are invited to
attend.

Stock Listing

Waterside Capital Corporation

Common stock is traded on the Over
the Counter Market under the symbol
WSCC.

Independent Public Accountants

Witt Mares, PLC

Norfolk, Virginia

Corporate Counsel

Williams Mullen

Virginia Beach, Virginia

Directors and Officers

Directors

Peter M. Meredith, Jr.[1,2,3]

Chairman of the Board President

Meredith Construction Co., Inc.

Franklin P. Earley[1]

Chief Executive Officer

James E. Andrews[2]

Retired

Automotive Repair Franchise Owner

	J.W. Whiting Chisman, Jr.[1,2,3] President Dare Investment Company Eric L. Fox[1,2] Portfolio Manager UBS Financial Services Kenneth R. Lindauer President Bayshore Beverage, Inc.	Juan M. Montero, II Retired General and Thoracic Surgeon	Officers Franklin P. Earley President and Chief Executive Officer Julie H. Stroh Secretary and Chief Financial Officer

1 Executive Committee

2 Audit Committee

3 Compensation Committee

WATERSIDE CAPITAL CORPORATION

3092 Brickhouse Ct. • Vinginia Beach, Virginia 23452

www.watersidecapital.com